                                                                    EXHIBIT 99.3


                         CONSENT TO SERVE AS A DIRECTOR


In connection with the Effective Time of the Merger (as such term is defined in that certain Agreement and Plan of Merger, dated as of May 3, 1998, as amended (the "Merger Agreement"), by and among Bowmar Instrument Corporation (the "Company"), Electronic Designs, Inc. and Bravo Acquisition Subsidiary, Inc.), I hereby agree to serve as a director of the Company as provided in the Merger Agreement. I also consent to the inclusion of the references to me in the Company's Registration Statement on Form S-4 and any prospectus included therein as a person who has agreed to serve as a director of the Company.



                                        /s/ Donald F. McGuinness
                                        ----------------------------
                                        Donald F. McGuinness
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                         CONSENT TO SERVE AS A DIRECTOR


In connection with the Effective Time of the Merger (as such term is defined in that certain Agreement and Plan of Merger, dated as of May 3, 1998, as amended (the "Merger Agreement"), by and among Bowmar Instrument Corporation (the "Company"), Electronic Designs, Inc. and Bravo Acquisition Subsidiary, Inc.), I hereby agree to serve as a director of the Company as provided in the Merger Agreement. I also consent to the inclusion of the references to me in the Company's Registration Statement on Form S-4 and any prospectus included therein as a person who has agreed to serve as a director of the Company.



                                        /s/ Norman T. Hall
                                        ----------------------
                                        Norman T. Hall

                         CONSENT TO SERVE AS A DIRECTOR


In connection with the Effective Time of the Merger (as such term is defined in that certain Agreement and Plan of Merger, dated as of May 3, 1998, as amended (the "Merger Agreement"), by and among Bowmar Instrument Corporation (the "Company"), Electronic Designs, Inc. and Bravo Acquisition Subsidiary, Inc.), I hereby agree to serve as a director of the Company as provided in the Merger Agreement. I also consent to the inclusion of the references to me in the Company's Registration Statement on Form S-4 and any prospectus included therein as a person who has agreed to serve as a director of the Company.


                                       /s/ Thomas J. Toy
                                       ---------------------
                                       Thomas J. Toy